NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS NINTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of July 21, 2008, is entered into among COMMERCE ENERGY, INC., a California corporation ("Borrower"), COMMERCE ENERGY GROUP, INC., a Delaware corporation ("Parent"), WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN), a California corporation, as Agent ("Agent") and the financial institutions party to the below referenced Loan Agreement as Lenders (collectively, "Lenders").

RECITALS

A.           Borrower, Parent, Agent and Lenders have previously entered into that certain Loan and Security Agreement dated June 8, 2006 (the "Loan Agreement") as amended by the First Amendment to Loan and Security Agreement and Waiver dated September 20, 2006 (the "First Amendment"), the Second Amendment to Loan and Security Agreement and Waiver dated October 26, 2006 (the "Second Amendment"), the Third Amendment to Loan and Security Agreement and Waiver dated March 15, 2007 (the "Third Amendment"), the Fourth Amendment to Loan and Security Agreement dated June 26, 2007 (the "Fourth Amendment"), the Fifth Amendment to Loan and Security Agreement dated August 1, 2007 (the "Fifth Amendment"), the Sixth Amendment to Loan and Security Agreement dated November 16, 2007 (the "Sixth Amendment"), the Seventh Amendment to Loan and Security Agreement dated March 12, 2008 (the “Seventh Amendment”) and the Eighth Amendment to Loan and Security Agreement and Waiver dated June 11, 2008 (the “Eighth Amendment”), pursuant to which Agent and Lenders have made certain loans and financial accommodations available to Borrower.  Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

B.           Borrower and Parent are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

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1. Amendments to Loan Agreement.

(a) Borrowing Base.  Clause (i) in the definition of “Borrowing Base” in Section 1.11(a) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“(i) the sum of all collections received on the Accounts of Borrowers during the immediately preceding forty-five (45) days”

(b) Revolving Loan Limit.  The definition of “Revolving Loan Limit” in Section 1.95 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“1.95                      ‘Revolving Loan Limit’ shall mean the amount of $45,000,000.”

(c) Excess Availability.  Section 9.17.1 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.17.1                 Excess Availability.  Borrowers shall maintain Excess Availability of not less than $2,500,000 at all times prior to November 1, 2008 and $10,000,000 at all times on and after November 1, 2008; provided that, for up to five days per calendar month, in each case upon written notice of at least one Business Day to the Agent, the Borrowers shall not be required to comply with this Section 9.17.1.”

(d) Compliance with Liquidity Forecast.  Section 9.18 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

“9.18                      Compliance with Liquidity Forecast.  Borrowers shall, until the last day of any month in which the Borrowers shall (a) have earned at least $7,000,000 in EBITDA as determined for a period of twelve (12) consecutive months then ending and (b) have maintained a Fixed Charge Coverage Ratio of not less than 1.5 to one as determined for a period of twelve (12) consecutive months then ending, provide to the Agent, on the last Business Day of each week beginning June 6, 2008, a projected daily Liquidity (defined below) forecast (each such document a “Forecast”) for the next succeeding eight weeks, at a minimum in the form and substance of Exhibit D hereto, but the contents of which shall be more fully agreed upon among the Borrowers and Agent and in any case in form and substance satisfactory to the Agent, for each Borrower and Guarantor, and each of their respective Subsidiaries.  Beginning on July 18, 2008, Borrowers shall maintain aggregate Liquidity (defined below):

(x) measured for each day from and including the 26th day of each calendar month to and including the seventh day of each succeeding calendar month, of no less than 65% of the projected aggregate Liquidity for such day as calculated in the most recent applicable Forecast;

(y) measured for each day from and including the eighth day of each calendar month to and including the 14th day of each calendar month,

of no less than 75% of the projected aggregate Liquidity for such day as calculated in the most recent applicable Forecast; and

(z) measured for each day from and including the 15th day of each calendar month to and including the 25th day of each calendar month, of no less than 85% of the projected aggregate Liquidity for such day as calculated in the most recent applicable Forecast;

provided that an additional Forecast, in form and substance satisfactory to the Agent, shall be provided to the Agent on the 15th day of each month, and if such Forecast projects that the aggregate Liquidity of the Borrowers will be less than zero as of the 20th and/or 25th days of each month, after the payment by the Borrowers of all payables to suppliers, Borrowers shall have a cure period of five (5) Business Days from the delivery of such Forecast to ensure forecasted Liquidity as of the 20th and 25th days of such month shall not be less than zero; provided further that regardless of any cure period and until any such Liquidity deficit is cured, the Borrowers shall be deemed to be in non-compliance with this section and nothing herein shall operate to limit any rights or remedies the Agent may have under this Agreement or any other Loan Document.  For purposes of this section, “Liquidity” shall mean the sum of unencumbered available cash, plus Cash Equivalents, plus Excess Availability.”

2. Amendment Fee.  Borrower shall pay Agent, for the benefit of Lenders based upon their respective Pro Rata Shares, an amendment fee in the amount of $250,000, which shall be fully earned as of and due and payable by Borrower in advance on the date hereof.

3. Subordinated Financing.  Borrower hereby acknowledges and agrees that on or before July 25, 2008, Borrowers shall obtain subordinated financing in the form of loans, letters of credit or both (collectively the “Subordinated Financing”) in an amount of no less than $10,000,000, subject to a subordination agreement satisfactory to the Agent in its sole discretion and otherwise on terms and conditions reasonably satisfactory to the Agent; provided that failure to comply with this section shall constitute an Event of Default under the Loan Agreement and nothing herein shall operate to limit any rights or remedies the Agent may have under the Loan Agreement or any other Loan Document.

4. Reporting Requirements.  Borrower hereby acknowledges and agrees that, until the Loan Agreement is terminated, it shall provide to the Agent a report on the first Business Day of each calendar week, providing the following information as of the last Business Day of the previous calendar week: (a) the sum of all amounts owing to all trade suppliers, (b) the amounts of all Letters of Credit issued and outstanding to all trade suppliers, (c) the sum of cash on deposit with all trade suppliers, and (d) the amount of trade credit then-provided to the Borrowers; provided that all of the above information shall be provided on a supplier-by-supplier basis and otherwise in form and substance satisfactory to the Agent in its sole discretion.

5. Termination of Loan Agreement.  Borrower hereby acknowledges and agrees that on or before October 1, 2008, Borrower shall terminate the Loan Agreement pursuant to the terms of Section 13 thereof (as amended by this Amendment), and on other terms and conditions satisfactory to the Agent to the extent not prescribed by such section.

6. Effectiveness of this Amendment.  The effectiveness of this Amendment is conditioned upon the occurrence of each of the following:

(a) Amendment.  Agent shall have received this Amendment, fully executed in a sufficient number of counterparts for distribution to all parties.

(b) Representations and Warranties.  The representations and warranties set forth herein and in the Loan Agreement shall be true and correct.

(c) Other Required Documentation.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent.

7. Representations and Warranties.  Each of Borrower and Parent represents and warrants as follows:

(a) Authority.  Such party has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Financing Agreements (as amended or modified hereby) to which it is a party.  The execution, delivery and performance by such party of this Amendment have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b) Enforceability.  This Amendment has been duly executed and delivered by such party.  This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, and is in full force and effect.

(c) Representations and Warranties.  The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d) Material Adverse Effect.  There has been no Material Adverse Effect.

(e) Due Execution.  The execution, delivery and performance of this Amendment are within the power of such party, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any material contractual restrictions binding on such party.

(f) No Default.  No event has occurred and is continuing that constitutes a Default or Event of Default.

8. Governing Law.  The validity, interpretation and enforcement of this Amendment and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of California but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of California.

9. Counterparts.  This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall have the same force and effect as the delivery of an original executed counterpart of this Amendment.  Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of this Amendment.

10. Reference to and Effect on the Financing Agreements.

(a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Financing Agreements to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other Financing Agreements, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower or Parent (as applicable) to Agent and Lenders.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent or Lenders under any of the Financing Agreements, nor constitute a waiver of any provision of any of the Financing Agreements.

(d) To the extent that any terms and conditions in any of the Financing Agreements shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

11. Estoppel.  To induce Agent and Lenders to enter into this Amendment and to continue to make advances to Borrower under the Loan Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against Agent or Lenders with respect to the Obligations.

12. Integration.  This Amendment, together with the other Financing Agreements, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

13. Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14. Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent to waive any of its rights and remedies under the Financing Agreements, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

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IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMMERCE ENERGY, INC.,

a California corporation

By: /s/ C. Douglas Mitchell______________
Name: C. Douglas Mitchell______________
Title:   Chief Financial Officer____________

COMMERCE ENERGY GROUP, INC.,

a Delaware corporation

By: _/s/ C. Douglas Mitchell____________
Name: /s/ C. Douglas Mitchell___________
Title: __Chief Financial Officer__________

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WACHOVIA CAPITAL FINANCE CORPORATION (WESTERN),
a California corporation, as Agent and Lender

By: /s/ Carlos Valles___________________
Name: _Carlos Valles__________________
Title: Director, Capital Finance___________

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WELLS FARGO FOOTHILL, LLC
as Lender

By:  /s/ Rina Shinoda__________________
Name:  Rina Shinoda__________________
Title:  Vice President__________________

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